UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

(502) 891-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated August 1, 2008, as filed with the Securities and Exchange Commission on August 4, 2008 (the “August 8-K”) related to our acquisition of the stock of Patient Care, Inc. pursuant to the Stock Agreement dated as of June 18, 2008, among (i) the Registrant, (ii) PCI Holding Corp. and (iii) National Home Care, Inc. This Form 8-K/A amends the August 8-K to include the financial statements required by Item 9.01 of Form 8-K and to include additional exhibits under Item 9.01(d) of Form 8-K. The information previously reported in the August 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired. The audited historical consolidated financial statements listed below are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated hereby by reference.  The unaudited historical interim consolidated financial statements listed below are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated hereby by reference.

(i)	Audited financial statements of PCI Holding Corp. and its subsidiaries as of and for the years ended December 31, 2007, and 2006, including the Report of Independent Auditors.

(ii)	Unaudited financial statements of PCI Holding Corp. and its subsidiaries as of and for the periods ending June 30, 2008, and 2007.

(b)     Pro Forma Financial Information. The pro forma financial information with respect to the transaction described in Item 2.01 and listed below is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2008.

(ii)	Unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 2007 and the six months ended June 30, 2008.

(iii)	Notes to the Unaudited Pro Forma Consolidated Balance Sheets and Statements of Income.

          (d)Exhibits.

Exhibit 23.1 – Consent of PricewaterhouseCoopers LLP

Exhibit 99.1 – PCI Holding Corp. financial statements described at Item 9.01(a).

Exhibit 99.2 – PCI Holding Corp. interim financial statements described at Item 9.01 (a).

Exhibit 99.3 – Pro forma consolidated financial information described at Item

9.01 (b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 16, 2008	ALMOST FAMILY, INC.

By /s/ C. Steven Guenthner
C. Steven Guenthner
Senior Vice President and
Chief Financial Officer